UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No._)

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Check the appropriate box:

[   ]     Preliminary Proxy Statement

[   ]     Confidential, for Use of the SEC Only (as permitted by Rule 14a-6(e)(2))

[X]     Definitive Proxy Statement

[   ]     Definitive Additional Materials

[   ]     Soliciting Material Pursuant to §240.14a-12

Southern Missouri Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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September 21, 2005

Dear Fellow Shareholder:

         On behalf of the Board of Directors and management of Southern Missouri Bancorp, Inc., we cordially invite you to attend the 2005 Annual Meeting of Shareholders. The meeting will be held at 9:00 a.m. local time, on Monday, October 17, 2005 at the Greater Poplar Bluff Area Chamber of Commerce Building, 1111 West Pine Street, Poplar Bluff, Missouri.

         The matters expected to be acted upon at the meeting are described in the attached proxy statement. In addition, we will report on our progress during the past year, and entertain your questions and comments.

         We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope provided as promptly as possible. This will save us the additional expense in soliciting proxies and will ensure that your shares are represented at the annual meeting.

         Your Board of Directors and management are committed to the continued success of Southern Missouri Bancorp, Inc., and the enhancement of your investment. As President, I want to express my appreciation for your confidence and support.

Sincerely, /s/ Greg A. Steffens Greg A. Steffens President

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SOUTHERN MISSOURI BANCORP, INC.
531 Vine Street
Poplar Bluff, Missouri 63901
(573) 778-1800

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on October 17, 2005

         Notice is hereby given that the annual meeting of shareholders of Southern Missouri Bancorp, Inc. will be held at the Greater Poplar Bluff Area Chamber of Commerce Building, 1111 West Pine Street, Poplar Bluff, on Monday, October 17, 2005, at 9:00 a.m. local time.

         A proxy card and a proxy statement for the annual meeting are enclosed.

         The annual meeting is for the purpose of considering and voting on the following proposals:

Proposal 1.	Election of three directors of Southern Missouri Bancorp, each for a term of three years;
Proposal 2.	Ratification of the appointment of BKD, LLP as Southern Missouri Bancorp's independent auditors for the fiscal year ending June 30, 2006.

Shareholders also will transact such other business as may properly come before the annual meeting, or any adjournment or postponement thereof. As of the date of this notice, we are not aware of any other business to come before the annual meeting.

         The Board of Directors has fixed the close of business on September 9, 2005, as the record date for the annual meeting. This means that shareholders of record at the close of business on that date are entitled to receive notice of and to vote at the meeting and any adjournment thereof. To ensure that your shares are represented at the meeting, please take the time to vote by signing, dating and mailing the enclosed proxy card which is solicited on behalf of the Board of Directors. The proxy will not be used if you attend and vote at the annual meeting in person. Regardless of the number of shares you own, your vote is very important. Please act today.

BY ORDER OF THE BOARD OF DIRECTORS /s/ Ronnie D. Black RONNIE D. BLACK Secretary

Poplar Bluff, Missouri
September 21, 2005

Important: The prompt return of proxies will save us the expense of further requests for proxies to ensure a quorum at the annual meeting. A pre-addressed envelope is enclosed for your convenience. No postage is required if mailed within the United States.

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SOUTHERN MISSOURI BANCORP, INC.
531 Vine Street
Poplar Bluff, Missouri 63901
(573) 778-1800
____________________

PROXY STATEMENT

____________________

ANNUAL MEETING OF SHAREHOLDERS
To be held on October 17, 2005
____________________

         Southern Missouri Bancorp, Inc.'s Board of Directors is using this proxy statement to solicit proxies from the holders of Southern Missouri Bancorp common stock for use at our annual meeting of shareholders. We are first mailing this proxy statement and the enclosed form of proxy to our shareholders on or about September 21, 2005. Certain of the information provided herein relates to Southern Missouri Bank and Trust, a wholly owned subsidiary of Southern Missouri Bancorp. Southern Missouri Bank and Trust may also be referred to from time to time as the "Bank." References to "Southern Missouri Bancorp", "we", "us" and "our" refer to Southern Missouri Bancorp, Inc. and, as the context requires, Southern Missouri Bank and Trust.

INFORMATION ABOUT THE ANNUAL MEETING

Time and Place of the Annual Meeting.

Our annual meeting will be held as follows:

Date:	Monday, October 17, 2005
Time:	9:00 a.m., local time
Place:	Greater Poplar Bluff Area Chamber of Commerce
1111 West Pine Street
Poplar Bluff, Missouri

Matters to be Considered at the Annual Meeting.

         At the meeting, shareholders of Southern Missouri Bancorp are being asked to consider and vote upon the following proposals:

Proposal I.	Election of three directors of Southern Missouri Bancorp, each for a term of three years;
Proposal II.	Ratification of the appointment of BKD, LLP as Southern Missouri Bancorp's independent auditors for the fiscal year ending June 30, 2006.

The shareholders also will transact any other business that may properly come before the annual meeting. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this proxy statement.

Who is Entitled to Vote?

         We have fixed the close of business on September 9, 2005 as the record date for shareholders entitled to notice of and to vote at the Southern Missouri Bancorp annual meeting. Only holders of record of Southern Missouri Bancorp common stock on that record date are entitled to notice of and to vote at the annual meeting. You are entitled to one vote for each share of Southern Missouri Bancorp common stock you own. On September 9, 2005, 2,232,816 shares of Southern Missouri Bancorp common stock were outstanding and entitled to vote at the annual meeting.

What if My Shares are Held in "Street Name" by a Broker?

         If you are the beneficial owner of shares held in "street name" by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non-discretionary" items, pursuant to current industry practice. In the case of non-discretionary items, the shares not voted will be treated as "broker non-votes." The proposals to elect directors and ratify auditors described in this proxy statement are considered "discretionary" items under the Nasdaq Stock Market rules.

How Will My Shares of Common Stock Held in the Employee Stock Ownership Plan be Voted?

         We maintain an employee stock ownership plan ("ESOP") which owns 6.12% of Southern Missouri Bancorp common stock. Employees of Southern Missouri Bancorp and Southern Missouri Bank and Trust participate in the ESOP. Each ESOP participant instructs the trustee of the plan how to vote the shares of Southern Missouri Bancorp common stock allocated to his or her account under the ESOP. If an ESOP participant properly executes the voting instruction card distributed by the ESOP trustee, the ESOP trustee will vote the participant's shares in accordance with the participant's instructions. Shares of Southern Missouri Bancorp common stock held in the ESOP but not allocated to any participant's account, and allocated shares for which no voting instructions are received from participants, will be voted by the trustee in the same proportion as shares for which the trustees have received voting instructions.

How Many Shares Must Be Present to Hold the Meeting?

         A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of at least a majority of the shares of Southern Missouri Bancorp common stock entitled to vote at the annual meeting as of the record date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What If a Quorum Is Not Present at the Meeting?

         If a quorum is not present at the scheduled time of the meeting, a majority of the shareholders present or represented by proxy may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the adjourned meeting is set to be held after November 16, 2005. An adjournment will have no effect on the business that may be conducted at the meeting.

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Vote Required to Approve Proposal I: Election of Directors.

         Directors are elected by a majority of the votes cast, in person or by proxy, at the annual meeting by holders of Southern Missouri Bancorp common stock. Pursuant to our Articles of Incorporation, stockholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes for a particular nominee will have the same effect as a vote against the respective nominee. Our Board of Directors unanimously recommends that you vote "FOR" the election of each of management's director nominees.

Vote Required to Approve Proposal II: Ratification of the Appointment of Our Independent Auditors.

         Ratification of the appointment of BKD, LLP as our independent auditors for the fiscal year ending June 30, 2006 requires the affirmative vote of the majority of shares cast, in person or by proxy, at the annual meeting by holders of Southern Missouri Bancorp common stock. Abstentions and broker non-votes on the proposal to ratify the appointment of BKD, LLP as our independent auditors, will have the same effect as a vote against the proposal. Our Board of Directors unanimously recommends that you vote "FOR" the proposal to ratify BKD, LLP as our independent auditors for the fiscal year ending June 30, 2006.

How Do I Vote at the Annual Meeting?

         Proxies are solicited to provide all shareholders of record on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials. Shares of Southern Missouri Bancorp common stock can only be voted if the shareholder is present in person at the annual meeting or by proxy. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. You can always change your vote at the meeting.

         Voting instructions are included on your proxy card. Shares of Southern Missouri Bancorp common stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the shareholder's instructions. Where properly executed proxies are returned to Southern Missouri Bancorp with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares "FOR" the election of each of management's director nominees and "FOR" ratification of the appointment of BKD, LLP as our independent auditors for the fiscal year ending June 30, 2006. Should any other matters be properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment. No other matters are currently expected by the Board of Directors to be properly presented at the Annual Meeting.

         You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children -- in which case you will receive three separate proxy cards to vote.

May I Revoke My Proxy?

         You may revoke your proxy before it is voted by:

  submitting a new proxy with a later date;

  notifying the Corporate Secretary of Southern Missouri Bancorp in writing before the annual meeting that you have revoked your proxy; or

  voting in person at the annual meeting.

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         If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a validly executed proxy from the nominee indicating that you have the right to vote your shares.

Proxy Solicitation Costs.

         We will pay the cost of soliciting proxies. In addition to this mailing, our directors, officers and employees may also solicit proxies personally, electronically or by telephone. We will also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

STOCK OWNERSHIP OF SOUTHERN MISSOURI BANCORP COMMON STOCK

Stock Ownership of Directors and Executive Officers and 5% Owners.

         The following table sets forth, as of the September 9, 2005 voting record date, information regarding share ownership of:

  those persons or entities (or groups of affiliated person or entities) known by management to beneficially own more than five percent of Southern Missouri Bancorp common stock other than directors and executive officers;

  each director and director nominee of Southern Missouri Bancorp Inc.;

  each executive officer of Southern Missouri Bancorp named in the Summary Compensation Table appearing under "Executive Compensation" below; and

  all current directors and executive officers of Southern Missouri Bancorp as a group.

         The address of each of the beneficial owners, except where otherwise indicated, is the same address as Southern Missouri Bancorp. An asterisk (*) in the table indicates that an individual beneficially owns less than one percent of the outstanding common stock of Southern Missouri Bancorp.

         Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options that are currently exercisable or exercisable within 60 days after September 9, 2005 are included in the number of shares beneficially owned by the person and are deemed outstanding for the purpose of calculating the person's percentage ownership. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

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Beneficial Owners	Number of Shares Beneficially Owned(1)	Percent of Common Stock Outstanding
Beneficial Owners of More Than 5% Other than Directors and Named Executive Officers
Southern Missouri Bancorp, Inc. Employee Stock Ownership Plan Trust(2) 531 Vine Street Poplar Bluff, Missouri 63901	136,728	6.12%
Donald R. Crandell(3) 1815 Zehm Street Poplar Bluff, Missouri 63901	185,596	8.31%
Jeffrey L. Gendell(4) Tontine Financial Partners, L.P. 200 Park Avenue, Suite 300 New York, New York 10166	203,382	9.11%
Thadis R. Seifert 1801 Northwood Drive Poplar Bluff, Missouri 63901	133,108	5.96%
Directors and Named Executive Officers
Greg A. Steffens(5)	119,171	5.19%
Samuel H. Smith	88,554	3.97%
James W. Tatum(6)	88,554	3.97%
Ronnie D. Black	19,935	*
L. Douglas Bagby	13,801	*
Sammy A. Schalk(7)	42,700	1.90%
James W. Duncan(5)	35,611	1.59%
Rebecca M. Brooks	6,250
Charles R. Love	7,135	*
Charles R. Moffitt	6,000	*
Directors and executive officers of Southern Missouri Bancorp, Inc. and Southern Missouri Bank and Trust as a group (10 persons)(8)	427,711	18.26%

___________________________________

(1)	Except as otherwise noted in these footnotes, the nature of beneficial ownership for shares reported in this table is sole voting and investment power. Included in the shares beneficially owned by the directors and named executive officers are currently exercisable options to purchase shares of Southern Missouri Bancorp common stock as follows: Mr. Steffens - 62,000 shares; Mr. Black - 10,000 shares; Mr. Bagby - 10,000 shares; Mr. Schalk - 10,000 shares; Mr. Duncan - 2,000 shares; Ms. Brooks - 5,000 shares; Mr. Moffitt - 5,000 shares; and Mr. Love - 5,000 shares.
(2)	Represents shares held by the ESOP. All of the shares have been allocated to accounts of participants. Pursuant to the terms of the ESOP, each ESOP participant has the right to direct the voting of shares of Southern Missouri Bancorp common stock allocated to his or her account.
(3)	Based on information provided by Donald R. Crandell as of October 18, 2004.
(4)	As reported by Jeffrey L. Gendell and Tontine Financial Partners L.P. in a statement dated August 14, 2003 on Schedule 13D under the Securities and Exchange Act of 1934, as amended. Both parties reported shared voting and dispositive power over 203,382 shares.
(5)	Includes 8,571 and 5,829 shares allocated to Mr. Steffens' and Mr. Duncan's respective accounts under the ESOP.
(6)	Includes 20,000 shares held solely by Mr. Tatum's spouse.
(7)	Includes 3,800 shares held in the Gamblin Lumber Co. Profit Sharing Trust for which Mr. Schalk is the trustee.
(8)	Includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, held in a fiduciary capacity, held by certain of the group members' families, or held by trusts of which the group member is a trustee or substantial beneficiary, with respect to which shares the group member may be deemed to have sole or shared voting and/or investment powers. This amount also includes options to purchase 109,000 shares of Southern Missouri Bancorp common stock granted to directors and executive officers.
*	Less than 1% ownership.

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Section 16(a) Beneficial Ownership Reporting Compliance.

         Section 16(a) of the Securities Exchange Act of 1934 requires Southern Missouri Bancorp's directors and executive officers, and persons who own more than 10% of Southern Missouri Bancorp's common stock to report their initial ownership of Southern Missouri Bancorp's common stock and any subsequent changes in that ownership to the SEC. Specific due dates for these reports have been established by the SEC and Southern Missouri Bancorp is required to disclose in this proxy statement any late filings or failures to file.

         Southern Missouri Bancorp believes, based solely on a review of the copies of reports furnished to us and written representations relative to the filing of certain forms, that no late reports occurred during the fiscal year ended June 30, 2005. All Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with.

PROPOSAL I -- ELECTION OF DIRECTORS

         Our Board of Directors consists of nine members. Approximately one-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified.

         The table below sets forth information regarding each director of Southern Missouri Bancorp and each nominee for director, including his or her age, position on the board and term of office. The Board of Directors selects nominees for election as directors. All of our nominees currently serve as Southern Missouri Bancorp directors or have been appointed by the Board to serve in such capacity. Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. At this time, we are not aware of any reason why a nominee might be unable to serve if elected. Except as disclosed in this proxy statement, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. The Board of Directors recommends you vote "FOR" each of the director nominees.

Name	Age(1)	Position(s) Held with Southern Missouri Bancorp, Inc. and Southern Missouri Bank and Trust	Director Since(2)	Term to Expire
Director Nominees
Ronnie D. Black	57	Director and Secretary	1997	2008
James W. Tatum	79	Director	1983	2008
Rebecca M. Brooks	49	Director	2004	2008
Directors Continuing in Office
Greg A. Steffens	38	President	2000	2006
Samuel H. Smith	67	Director	1988	2006
L. Douglas Bagby	55	Director	1997	2006
Sammy A. Schalk	56	Director	2000	2007
Charles R. Love	54	Director	2004	2007
Charles R. Moffitt	61	Director	2004	2007

_________________________________

(1)	At June 30, 2005.
(2)	Includes service as a director of Southern Missouri Bank and Trust.

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         Set forth below is the principal occupation of each director of Southern Missouri Bancorp and of each of the nominees for director. All directors and nominees have held their present positions for at least five years unless otherwise indicated.

         Ronnie D. Black. Mr. Black serves as Executive Director of the General Association of General Baptists, a position he has held since 1997. He is also the Secretary of Southern Missouri Bancorp, Inc.

         James W. Tatum. Mr. Tatum retired in 1989. Before retiring, Mr. Tatum served as a member and partner of Kraft, Miles & Tatum, LLC, an accounting firm, for over 40 years. He is currently Vice Chairman of the Board of Directors of Southern Missouri Bank and Trust and Chairman of the Board of Directors of Southern Missouri Bancorp, Inc.

         Rebecca M. Brooks. Ms. Brooks is the financial operations manager for McLane Transport, Inc. and serves on the Board of Directors for the Poplar Bluff Area Chamber of Commerce.

         Greg A. Steffens. Mr. Steffens has served as President of Southern Missouri Bancorp since October 2000. Prior to being elected President, Mr. Steffens served as Chief Financial Officer of Southern Missouri Bancorp, and President and Chief Executive Officer of Southern Missouri Bank and Trust. He is currently on the Poplar Bluff Chamber of Commerce Board of Directors.

         Samuel H. Smith. Mr. Smith is currently Chairman of the Board of Directors of Southern Missouri Bank and Trust. He is President, Chief Executive Officer and majority stockholder of S.H. Smith and Company, Inc., an engineering consulting firm in Poplar Bluff, Missouri.

         L. Douglas Bagby. Mr. Bagby has served as the City Manager of Poplar Bluff since September 2003 and is the General Manager of the Poplar Bluff Municipal Utilities. He is currently Vice Chairman of the Board of Directors of Southern Missouri Bancorp, Inc.

         Sammy A. Schalk. Mr. Schalk is the President and principal owner of Gamblin Lumber Company. Mr. Schalk serves on the Municipal Board of Public Utilities and the advisory committee for the Industrial Technology Department of the local junior college.

         Charles R. Love. Mr. Love is a certified public accountant and partner with the accounting firm of Kraft, Miles & Tatum, LLC. Mr. Love has been an accountant with Kraft, Miles & Tatum, LLC since 1988.

         Charles R. Moffitt. Mr. Moffitt is the general manager of Morse Harwell Jiles insurance agency located in Poplar Bluff. He has held that position since 1999.

BOARD OF DIRECTORS MEETINGS, BOARD COMMITTEES
AND CORPORATE GOVERNANCE MATTERS

Meetings

         The Board of Directors of Southern Missouri Bancorp generally meets on a monthly basis, holding additional special meetings as needed. During fiscal 2005, the Board of Directors of Southern Missouri Bancorp held 12 regular meetings and four special meetings. Meetings of the Board of Directors of Southern Missouri Bank and Trust are also generally held on a monthly basis. The Board of Directors of Southern Missouri Bank and Trust held 12 regular meetings and two special meetings during fiscal 2005. No director of Southern Missouri Bancorp or of the Bank attended fewer than 75% of the Board meetings and meetings of the committees on which they served during the period they were directors, except for Mr. Black, who missed three Audit Committee meetings.

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Director Independence

         Each of our directors other than Mr. Steffens, President of the Company, qualify as "independent" in accordance with the published listing requirements of the Nasdaq. The Nasdaq independence definition includes a series of objective tests, such as that the director is not an employee of the company and has not engaged in various types of business dealings with the company. As further required by the Nasdaq rules, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director. In making these determinations, the directors reviewed and discussed information provided by the directors and the Company with regard to each director's business and personal activities as they may relate to the Company and its management.

Committees and Charters

         The Board of Directors of Southern Missouri Bancorp has standing Executive, Audit, Compensation and Nominating Committees.

         The Board of Directors updated and adopted new written charters for its Audit Committee in June 2005 and for its Nominating Committee in September 2005, as well as a written Code of Business Conduct and Ethics that applies to all our directors, officers, and employees.

         You may obtain a copy of these documents free of charge by writing to: Corporate Secretary, Southern Missouri Bancorp, Inc., 531 Vine Street, Poplar Bluff, Missouri 63901, or by calling (573) 778-1800. In addition, our Code of Business Conduct and Ethics will be filed with the SEC as Exhibit 14 to the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2005. Our Audit Committee, and Nominating Committee charters are attached to this proxy statement as Appendices A and B, respectively.

         The Executive Committee generally acts in lieu of the full Board of Directors between board meetings. This committee is responsible for formulating and implementing policy decisions, subject to review by the entire Board of Directors. The Executive Committee is composed of Directors Steffens, Tatum, Smith and Bagby. The Executive Committee met one time in fiscal 2005.

         The Audit Committee of Southern Missouri Bancorp operates under a written charter adopted by the full Board of Directors. The Audit Committee currently has eight members, including directors Love, Tatum, Smith, Bagby, Black, Schalk, Moffitt and Brooks, each of whom is an "independent director" under the standards established by the United States Securities and Exchange Commission (the "SEC") for members of audit committees as required by the Nasdaq Rules. The Company's Board of Director has determined that Director Love is an "Audit Committee financial expert", as defined in the SEC's rules.

         This committee is responsible for the review of the company's annual audit report prepared by our independent auditors. The functions of the Audit Committee include:

  reviewing significant financial information including all quarterly reports and press releases containing financial information for the purpose of giving added assurance that the information is accurate and timely and that it includes all appropriate financial statement disclosures;

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  ascertaining the existence of effective accounting and internal control systems; and

  overseeing the entire audit function, both internal and independent, including reviewing all reports received from the independent auditor.

         In fiscal 2005, this committee met seven times. The Charter of the Audit Committee is attached as Appendix A.

         The Nominating Committee is responsible for identifying and recommending director candidates to serve on the Board of Directors. Final approval of director nominees is determined by the full Board, based on the recommendations of the Nominating Committee. The nominees for election at the Meeting identified in this Proxy Statement were recommended to the Board by the newly appointed Nominating Committee.

         The Nominating Committee operates under a formal written charter adopted by the Board, a copy of which is attached to this Proxy Statement as Appendix B, under which the Nominating Committee has the following responsibilities:

(i)	recommend to the Board the appropriate size of the Board and assist in identifying, interviewing and recruiting candidates for the Board;
(ii)	recommend candidates (including incumbents) for election and appointment to the Board of Directors, subject to the provisions set forth in the Company's charter and bylaws relating to the nomination or appointment of directors, based on the following criteria: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable organizations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy) and a commitment to the Company's communities and shared values, as well as overall experience in the context of the needs of the Board as a whole;

(iii)	review nominations submitted by stockholders, which have been addressed to the Company's Secretary, and which comply with the requirements of the Company's charter and bylaws. Nominations from stockholders will be considered and evaluated using the same criteria as all other nominations;

(iv)	annually recommend to the Board committee assignments and committee chairs on all committees of the Board, and recommend committee members to fill vacancies on committees as necessary; and
(v)	perform any other duties or responsibilities expressly delegated to the Committee by the Board.

         Pursuant to the Company's bylaws, nominations for directors by stockholders must be made in writing and delivered to the Secretary of the Company no earlier than 120 days prior to the meeting date and no later than 90 days prior to the meeting date. If, however, less than 100 days' notice of the date of the meeting is given or made to stockholders by public notice or mail, nominations must be received by the Company not later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting was mailed or public announcement of the date of the meeting was first made. In addition to meeting the applicable deadline, nominations must be accompanied by certain information specified in the Company's bylaws. The Charter of the Nominating Committee is attached as Appendix B.

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         The Compensation Committee is comprised of Directors Bagby, Smith and Brooks. The Compensation Committee discharges the Board of Directors' responsibilities relating to the compensation of the Company's executive officers and other key management personnel, and makes recommendations to the Board regarding director compensation. This Committee also is responsible for administering the Company's Stock Option and Incentive Plan. This committee acts as the compensation committee for the Company and the Bank. This Committee met three times during the fiscal year ended June 30, 2005.

Stockholder Communications with Directors

         Stockholders may communicate directly with the Board of Directors by writing to: Ronnie D. Black, Independent Director, 531 Vine Street, Poplar Bluff, Missouri 63901.

Board Member Attendance at Annual Stockholders Meetings

         Although the Company does not have a formal policy regarding director attendance at annual stockholder meetings, directors are expected to attend these meetings absent extenuating circumstances. Every director of the company attended last year's annual meeting of stockholders.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         The following Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Southern Missouri Bancorp specifically incorporates this Report therein, and shall not otherwise be deemed filed under such Acts.

         The Audit Committee of Southern Missouri operates under a written charter adopted by the full Board of Directors. In fulfilling its oversight responsibility of reviewing the services performed by Southern Missouri's independent auditors, the Audit Committee carefully reviews the policies and procedures for the engagement of the independent auditors. The Audit Committee also discussed with Southern Missouri's independent auditors the overall scope and plans for the audit. The Audit Committee met with the independent auditors to discuss the results of its audit, the evaluation of Southern Missouri's internal controls, and the overall quality of Southern Missouri's financial reporting. The Audit Committee also reviewed and discussed with the independent auditors the fees paid to the independent auditors; these fees are described under the caption "Relationship with Independent Auditors " below.

         Southern Missouri's Chief Executive Officer and Chief Financial Officer also reviewed with the Audit Committee the certifications that each such officer will file with the SEC pursuant to the requirements of Sections 302 and 906 of the Sarbanes-Oxley Act of 2002. Management also reviewed with the Audit Committee the policies and procedures it has adopted to ensure the accuracy of such certifications.

  The Audit Committee has reviewed and discussed with the Company's management the Company's fiscal 2005 audited financial statements;

  The Audit Committee has discussed with the Company's independent auditors (BKD, LLP) the matters required to be discussed by Statement on Auditing Standards No. 61 and requirements of the Securities and Exchange Commission;

  The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditors' independence from the Company and its related entities) and has discussed with the auditors their independence from the Company; and

  Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the fiscal 2004 audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2005.

Charles R. Love
James W. Tatum
Samuel H. Smith
L. Douglas Bagby
Ronnie D. Black
Sammy A. Schalk
Rebecca M. Brooks
Charles R. Moffitt

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RELATIONSHIP WITH INDEPENDENT AUDITORS

Audit Fees

         For the fiscal years ended June 30, 2005 and 2004, BKD, LLP ("BKD") provided various audit and non-audit services to the Company. Set forth below are the aggregate fees billed for these services:

(a)	Audit Fees: Aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements and review of financial statements included in the Company's Quarterly Reports on Form 10-Q: $44,100 - 2005; $45,000 - 2004.

(b)	Audit Related Fees: Aggregate fees billed for professional services rendered related to audits of employee benefit plans and consultation on accounting matters: $10,470 - 2005; $1,650 - 2004.
(c)	Tax Fees: Aggregate fees billed for professional services rendered related to tax compliance, tax advice and tax consultations: $17,330 - 2005; $ 0- 2004.
(d)	All other fees: Aggregate fees billed for all other professional services: $0 - 2005; $31,250 - 2004.

         The Audit Committee preapproves all audit and permissible non-audit services to be provided by the independent auditors and the estimated fees for these services. None of the services provided by BKD described in items (a)-(d) above was approved by the Audit Committee pursuant to a waiver of the pre-approval requirements of the SEC's rules and regulations.

Change in Auditors

         On April 2, 2004, the Company dismissed its independent public auditors, Kraft, Miles and Tatum, LLC ("KMT"), and, also on April 2, 2004, the Company retained BKD as its new independent public auditors. The change in auditors was approved by the Company's Board of Directors, upon the recommendation of the Audit Committee of the Board of Directors. BKD reviewed the Company's financial statements for the quarter ended March 31, 2004 and audited the Company's financial statements for the fiscal year ended June 30, 2004.

         During the Company's 2002 and 2003 fiscal years, and the subsequent interim periods through April 2, 2004, there were no disagreements between the Company and KMT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to KMT's satisfaction, would have caused KMT to make reference to the subject matter of the disagreement in connection with its reports on the Company's financial statements for such periods. None of the reportable events described under Item 304(a)(1)(iv)(A)-(B) of Regulation S-B occurred during the Company's two fiscal years ended June 30, 2003, or during any subsequent interim period through April 2, 2004.

         The audit reports issued by KMT on the Company's consolidated financial statements as of and for the fiscal years ended June 30, 2002 and June 30, 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The Company provided KMT with a copy of the foregoing disclosures, and a letter from KMT confirming its agreement with these disclosures was filed as an exhibit to the Company's Current Report on Form 8-K, filed with the SEC on April 4, 2004.

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         During the Company's two fiscal years ended June 30, 2003 and through March 31, 2004, the Company did not consult with BKD with respect to the application of accounting principles to a specified transaction or regarding any of the other matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

DIRECTOR COMPENSATION

Fees

         Members of Southern Missouri Bancorp's Board of Directors receive a fee of $900 per month. Non-employee members of the Board of Directors of Southern Missouri Bank and Trust also received a fee of $1,000 per month. Total fees paid to directors of Southern Missouri Bancorp and Southern Missouri Bank and Trust during the fiscal year ended June 30, 2005 were $184,500.

Directors' Retirement Agreements

         Southern Missouri Bank and Trust has entered into individual retirement agreements with each of its directors. These agreements were entered into in recognition of the directors' past service to the Bank and to ensure their continued service on the Board. Each agreement provides that, following a director's termination of service on the Board on or after age 60, other than termination for cause, the director will receive five annual payments equal to the product of the cash fees paid to the director during the calendar year preceding his retirement and the director's vested percentage. The vested percentage is determined as follows: 50% after five years of service, 75% after 10 years of service, and 100% after 15 years of service. The benefits payable under the director's retirement agreements are unfunded and unsecured obligations of Southern Missouri Bank and Trust that is payable solely out of the general assets of Southern Missouri Bank and Trust. Payments are being made under former director Seifert's agreement.

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EXECUTIVE COMPENSATION

Summary Compensation Table.

         The following table sets forth summary information concerning compensation awarded to, earned by or paid to Southern Missouri Bancorp's President and Southern Missouri Bank's Executive Vice President and Vice President. No other executive officer of Southern Missouri Bancorp earned a salary and bonus in excess of $100,000 for the fiscal year ended June 30, 2005. The named executive officers received perquisites and other personal benefits in addition to salary and bonus during the periods stated. The aggregate amount of these perquisites and other personal benefits, however, did not exceed the lesser of $50,000 or 10% of the total of their respective annual salary and bonus and, therefore, has been omitted as permitted by the rules of the SEC.

		Annual Compensation(1)		Long Term Compensation Awards

Name and Principal Position	Year	Salary ($)	Bonus ($)	Restricted Stock Awards ($)(2)	Options/ SARs (#)	All Other Compensation ($)(3)

Greg A. Steffens President	2005	$166,250	$12,581	$ 2,900	---	$14,669
	2004	163,615	12,000	15,760	10,000	16,721
	2003	141,308	---	---	---	10,922

James W. Duncan Executive Vice President	2005	$156,004	$11,804	$ 2,900	---	$13,764
	2004	153,154	11,200	15,760	10,000	15,650
	2003	127,500	---	---	---	10,312

William Hribovsek Vice President	2005	$105,174	$ 6,708	$ 2,900	---	$9,177
	2004	86,278	6,600	---	5,000	8,844
	2003	81,294	3,060	---	---	6,874

___________

(1)	All compensation and benefits are paid by the Bank.
(2)	Based on the $14.50 closing price per share of the common stock on the Nasdaq Stock Market on June 29, 2005, the last day the stock was traded in fiscal 2005, Mr. Steffens, Mr. Duncan and Mr. Hribovsek were each granted 200 restricted shares. Southern Missouri Bancorp will pay dividends on the restricted shares.
(3)	Represents contributions made to the ESOP on behalf of Mr. Steffens, Mr. Duncan and Mr. Hribovsek.

Aggregated Option Exercises in Last Fiscal Year And FY-End Option/SAR Values Table.

         The following table summarizes certain information relating to the value of options held by the named executive officers at June 30, 2005. Value realized upon exercise is the difference between the fair market value of the underlying stock on the exercise date and the exercise price of the option. Mr. Steffens did not exercise his options during the fiscal year. The value of an unexercised, in-the-money option at fiscal year-end is the difference between its exercise price and the fair market value of the underlying stock on June 30, 2005, which was $14.50 per share, based on the closing price of Southern Missouri Bancorp common stock as reported on the Nasdaq National Market on June 29, 2005, the last trading day in fiscal 2005. These values have not been, and may never be, realized. These options have not been, and may not ever be, exercised. Actual gains, if any, on exercise will depend on the value of Southern Missouri Bancorp common stock on the date of exercise.

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Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at FY-End (#)		Value of Unexercised In-the-Money Options FY-End ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Greg A. Steffens President	----	$---	62,000	8,000	$870,000	$---

James W. Duncan Executive Vice President	8,982	$146,406	2,000	8,000	$---	$---

William Hribovsek Vice President	----	$---	11,000	4,000	$145,000	$---

Employment Agreements

         Messrs. Steffens and Duncan each have an employment agreement with Southern Missouri Bank and Trust. The agreements are the same in their material provisions. Both agreements provide for an annual base salary in an amount not less than Mr. Steffens' and Mr. Duncan's respective current salaries and have an initial term of one year. The agreements also provide for annual extensions of one year on each anniversary of the effective date of the agreement (i.e., each June 30). The agreements terminate upon the named executive officer's death, upon Mr. Steffens' or Mr. Duncan's termination for cause, or upon 90 days notice to us by Mr. Steffens or Mr. Duncan.

         Each of the employment agreements provides for payment to the named executive officer of the greater of his salary for the remainder of the term of the agreement, or 299% of his base compensation, in the event there is a "change in control" of Southern Missouri Bancorp or the Bank, where employment terminates involuntarily in connection with the change in control or within twelve months thereafter. This termination payment is subject to reduction by the amount of all other compensation to the employee deemed for purposes of the Internal Revenue Code of 1986, as amended, to be contingent on a "change in control," and may not exceed three times the employee's average annual compensation over the most recent five year period or be non-deductible by the Bank for federal income tax purposes. For purposes of the employment agreements, a "change in control" is defined to include any event which would qualify as a change in control under (i) the Home Owners Loan Act of 1933 with respect to Southern Missouri Bancorp; or (ii) the Change in Bank Control Act with respect to Southern Missouri Bank and Trust; or (iii) where the current members of the Board of Directors of either Southern Missouri Bancorp or Southern Missouri Bank and Trust cease for any reason to constitute at least a majority thereof. These events are generally triggered prior to the acquisition of control of 10% of Southern Missouri Bancorp's common stock. The agreements also guarantee participation in an equitable manner in employee benefits applicable to executive personnel.

         Based on his current compensation, if Mr. Steffens had been terminated as of June 30, 2005, under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $435,388.

         Based on his current compensation, if Mr. Duncan had been terminated as of June 30, 2005, under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $398,136.

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PROPOSAL II -- RATIFICATION OF THE APPOINTMENT
OF INDEPENDENT AUDITORS

         The Audit Committee has appointed BKD as the independent public accounting firm to audit the Company's financial statements for the fiscal year ending June 30, 2006. In making its determination to appoint BKD as the Company's independent auditors for the 2006 fiscal year, the Audit Committee considered whether the providing of services (and the aggregate fees billed for those services) by BKD, other than audit services, is compatible with maintaining the independence of the outside accountants. Our shareholders are asked to ratify this appointment at the annual meeting. If the appointment of BKD is not ratified by the shareholders, the Audit Committee may appoint other independent auditors or may decide to maintain its appointment of BKD.

         A representative of BKD is expected to attend the meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

         THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF BKD, LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2006.

CERTAIN TRANSACTIONS

         Like many financial institutions, Southern Missouri Bank and Trust has followed a policy of granting loans to our officers, directors and employees on the security of their primary residences and also of granting consumer loans to such persons. We have never granted loans to directors and executive officers on preferred terms. In accordance with the requirements of applicable law, loans to executive officers and directors of the Southern Missouri Bancorp and Southern Missouri Bank and Trust are made on substantially the same terms, including interest rates, fees and collateral, as those prevailing at the time for comparable transactions with other persons, and in the opinion of management do not involve more than the normal risk of collectibility or present other unfavorable features. At June 30, 2005, loans to directors and executive officers totaled $6.2 million.

FINANCIAL STATEMENTS

         Southern Missouri Bancorp's annual report to shareholders, including financial statements, has been mailed to all shareholders of record as of the close of business on the record date. Any shareholder who has not received a copy of the annual report may obtain a copy by writing to the Secretary of Southern Missouri Bancorp. The annual report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

         In addition, a copy of Southern Missouri Bancorp's annual report on Form 10-KSB for the fiscal year ended June 30, 2005, is available to each record and beneficial owner of Southern Missouri Bancorp's common stock without charge upon written request to the Corporate Secretary, Southern Missouri Bancorp, Inc., 531 Vine Street, Poplar Bluff, Missouri, 63901.

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SHAREHOLDER PROPOSALS

         In order to be eligible for inclusion in Southern Missouri Bancorp's proxy materials for next year's annual meeting of shareholders, any shareholder proposal to take action at such meeting must be received at Southern Missouri Bancorp's main office at 531 Vine Street, Poplar Bluff, Missouri, no later than May 25, 2006. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities and Exchange Act of 1934, as amended. If a proposal does not meet the above requirements for inclusion in the Corporation's proxy materials, but otherwise meets the Corporation's eligibility requirements to be presented at the next annual meeting of shareholders, the persons named in the enclosed form of proxy and acting thereon will have the discretion to vote on any such proposal in accordance with their best judgment if the proposal is received at the Corporation's main office no later than July 20, 2006.

ANNUAL REPORTS

         A copy of the Form 10-KSB as filed with the Securities and Exchange Commission will be furnished without charge upon written request to Ronnie D. Black, Secretary, Southern Missouri Bancorp, Inc., 531 Vine Street, Poplar Bluff, Missouri 63901.

OTHER MATTERS

         We are not aware of any business to come before the annual meeting other than those matters described in this proxy statement. However, if any other matter should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

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APPENDIX A

SOUTHERN MISSOURI BANCORP, INC.

AUDIT COMMITTEE CHARTER

I. Audit Committee Purpose and Scope

The primary function of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Southern Missouri Bancorp, Inc. (the "Company"), is to assist the Board in:

  overseeing all aspects of the Company's financial reporting, control and audit functions, except those specifically related to the responsibilities of another standing committee of the Board;

  reviewing and monitoring the adequacy of corporate financial reporting, accounting systems, and controls; and

  monitoring compliance with the Company's internal policies, standards of business conduct, and external regulatory requirements.

In discharging its duties and responsibilities, the Committee is empowered to investigate any matter brought to its attention, with full access to all necessary books, records, facilities and personnel of the Company, and has the authority to retain at the Company's expense special legal, accounting or other advisors, consultants or experts as it deems appropriate. The Committee will encourage full and free interchange among the members of the Board, the President, the Chief Financial Officer, other Company executives, and the independent auditors, as the Committee deems appropriate.

In fulfilling its responsibilities, it is recognized that members of the Committee are not employees of the Company. The Company's management is responsible for preparing the Company's financial statements. The independent auditors are responsible for auditing the Company's annual financial statements and management's assessment of internal control over financial reporting (once such requirement becomes applicable to the Company) and reviewing the Company's quarterly financial statements prior to the filing of the Company's annual and quarterly reports on Forms 10-K or 10-KSB and 10-Q or 10-QSB with the Securities and Exchange Commission (the "SEC"). It is not the duty or responsibility of the Committee or its members to conduct auditing or accounting reviews or procedures or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles ("GAAP") and applicable rules and regulations. These are the responsibilities of management and the independent auditors. Each member of the Committee shall be entitled to rely on the integrity of those persons and organizations within and outside the Company from whom and from which he or she receives information and the accuracy of the financial and other information provided to the Committee by such persons or organizations, absent actual knowledge to the contrary (which shall be promptly reported to the Board).

To carry out its responsibilities, the Committee believes its policies and procedures should remain flexible in order to best react to changing conditions and to help ensure to the Directors and shareholders that the corporate accounting and reporting practices of the Company meet the applicable requirements and are of high quality.

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II. Audit Committee Composition and Meetings

The Board of Directors of the Company shall appoint the members of the Committee members and the Committee chair (who must be a member of the Audit Committee), in accordance with the Bylaws of the Company. The chair shall be responsible for leadership of the Committee, reporting to the Board, and acting as a liaison with the Chief Executive Officer, the lead independent audit partner, and the director of the internal auditing department. The Committee shall consist of at least three of the Company's directors who (1) meet the independence requirements of The Nasdaq Stock Market and the SEC for audit committee members (subject to any exceptions to such requirements as may be provided in Nasdaq or SEC rules); (2) have the ability to read and understand fundamental financial statements, including the Company's balance sheet, income statement and statement of cash flows; and (3) have the ability to understand key business and financial risks and related controls and control processes. At least one member of the Committee shall be an "audit committee financial expert," (as defined by the SEC), or, alternatively, the Committee shall ensure that appropriate disclosures are made in the Company's filings. In any event, at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual's financial sophistication, including having been chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities. No Committee member shall simultaneously serve on the audit committee of more than two other public companies.

Each member elected to the Committee shall serve until the next annual organizational meeting of the Board, or until his or her successor shall by duly elected. A member of the Committee is deemed to have resigned from Committee at such time as their membership on the Board is terminated, whether by resignation, removal, or expiration of term. The Board shall have the power at any time to change the membership of the Committee and to fill vacancies, subject to the qualification requirements of this Charter.

The Committee shall establish its own rules of procedure, which shall be consistent with the Bylaws of the Company and this Charter.

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee shall meet with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the independent and internal auditors' reviews. A meeting of the Committee may be called by the Committee chair, or by a majority of the members of the Committee. Notice may be given in the same fashion as permitted for notice of Board meetings pursuant to the Company's Bylaws and applicable law. A meeting shall be deemed properly called if each member of the Committee shall have received a notice given as aforesaid, or, if prior to the conclusion of the meeting, shall have signed a written waiver of notice.

The Committee shall appoint a secretary to keep written minutes of each meeting, and shall report its actions and recommendations to the Board following each Committee meeting. The minutes shall be subject to the approval by the members of the Committee, and, once approved, shall be maintained with the books and records of the Committee.

A majority of the members of the Committee shall constitute a quorum. The vote of a majority of the members present at any meeting at which a quorum exists shall constitute the act of the Committee. The Committee may meet in person or by means of telephone conference or other communications equipment by means of which all persons participating in the meeting can hear each other. The Committee may also take action without a meeting by unanimous written consent.

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To fulfill its responsibility to foster open communication, the Committee may ask members of management or others to attend meetings and provide pertinent information as necessary. The Committee shall meet separately, periodically, with management, the chief internal auditor and/or other members of the Company's internal audit department, and the independent auditors, to discuss any matters that the Committee or any of these persons believes should be discussed. The Committee may also meet separately with regulatory examiners.

III. Committee Responsibilities

The following shall be the principal duties, responsibilities and recurring processes of the Committee in carrying out its role. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

         A. Review Procedures

Review and discuss the form of presentation and type of information to be contained in earnings press releases. The Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance.

  Prior to the filing of quarterly and annual reports on Forms 10-Q or 10-QSB and 10-K or 10-KSB, review and discuss with management and the independent auditors: (i) the Company's quarterly and annual consolidated financial statements; (ii) matters that affect the Company's consolidated financial statements, including disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations;" (iii) the results of the independent auditors' reviews of the quarterly financial statements, the audit of the annual financial statements and the independent auditors' report, and any other matters required to be communicated to the Committee by the independent auditors, as well as discussions regarding qualitative judgments of the independent auditors about the appropriateness, not just the acceptability, of the Company's accounting principles, and the clarity of the financial statements; (iv) any adjustments to the financial statements recommended by the independent auditors; (v) any uncorrected misstatements identified by the management and/or the independent auditors that are determined by management and/or the independent auditors to be immaterial, both individually and in the aggregate, to the financial statements taken as a whole; (vi) all critical accounting policies and practices to be used; (vii) any matters required to be communicated to the Committee by the independent auditors in accordance with SAS Nos. 61 and 71 or any other SAS; and (viii) other material written communications between the independent auditors and management. Prior to the filing of the Company's Annual Report on Form 10-K or 10-KSB, recommend to the Board whether the audited financial statements should be included in the Form 10-K or 10-KSB. Also recommend to the Board , when deemed advisable, that the independent auditors engage in specific studies regarding auditing matters, accounting procedures and other matters.

  Regularly review with the independent auditors any problems or difficulties encountered in the course of the audit work and management's response, including any restrictions on the scope of activities or access to requested information and any significant disagreements with management.

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  Review: (i) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and any major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of any material control deficiencies; (ii) analyses prepared by management and/or the independent auditor setting forth significant audit findings and significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (iii) the effect of regulatory, accounting and tax initiatives, as well as off-balance sheet structures, on the Company's financial statements. In consultation with management, the independent auditors and the internal auditors, monitor the integrity and effectiveness of the Corporation's financial reporting processes and systems of internal controls, including reviewing and discussing major financial risk exposures and the steps management has taken to monitor, control and report such exposures; and review significant findings relating to the foregoing prepared by the independent auditors or the internal auditors, together with management's responses and follow-up to these reports.

         B. External Audit Duties

  The Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors, including resolution of disagreements between management and the independent auditors regarding financial reporting. The independent auditors shall report directly to the Committee.

  Ensure that the rotation of the lead audit partner and other audit partners meet the requirements of applicable regulations.

  Evaluate the qualifications, independence and performance of the independent auditors annually. This evaluation shall include a review and discussion of the annual communication as to independence required to be delivered by the independent auditors and an assessment of the impact and extent of non-audit services the independent auditors are providing.

  Pre-approve any audit or permitted non-audit services performed by the independent auditors' firm.

  Review the annual audit plan, and changes to it, with the independent auditors and Company management.

         C. Internal Audit Duties

  Review with management and the internal auditor the budget, plans, activities, and staffing of the internal audit function, it being understood that the internal audit function reports directly to the Committee.

  Ensure that the scope of the internal audit function is not limited unduly.

  Review internal audit reports, and document acceptance of management's responses to those reports, or, where considered necessary, recommend to the Board that alternative actions be taken.

  Meet separately with the internal auditor as needed.

  Evaluate, at least annually and after consultation with management, the effectiveness and performance of the internal audit function.

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         D. Other Duties

  Review succession planning within the Company with respect to financial and accounting personnel.

  Include a report of the Committee in the proxy statement relating to the Company's annual shareholders' meeting. The report should report on the matters then currently required by the SEC.

  Consider the effectiveness of the Company's system for information technology security and control.

  Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (ii) confidential, anonymous submission by employees of the listed issuer of concerns regarding questionable accounting or auditing matters. (These items shall be addressed in the Company Code of Conduct.)

  Review with the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the independent auditors, or the performance of the internal audit function.

  Investigate, when deemed necessary, potential improprieties or known improprieties in the Company's operations. Review with the Company's chief corporate counsel: (i) any significant legal matter that could have a material impact on the Company's financial statements; (ii) legal compliance matters, including corporate securities trading policies and material notices to or inquiries received from governmental agencies; and (iii) reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

  Conduct an appropriate review of and approve all related party transactions on an ongoing basis, as required by the Nasdaq listing standards. For these purposes, the term "related party transactions" shall refer to transactions required to be disclosed pursuant to Item 404 of SEC Regulation S-K (or Regulation S-B, for so long as the Company remains a "small business issuer" for purposes of SEC reporting requirements).

  Review disclosures made to the Committee by the Company's CEO and CFO during their certification process for the Forms 10-K or 10-KSB and 10-Q or 10-QSB with respect to the financial statements and about any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting and any fraud, whether or not material, involving management or other employees who have a significant role in the Company's internal control over financial reporting.

  Annually review and reassess the adequacy of this Charter and ensure it is included as an appendix to the Company's proxy statement when required by applicable regulation.

  Perform any other activities consistent with this Charter, the Company's bylaws or governing law as the Committee or the Board deems necessary or appropriate.

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IV.  Funding

The Company shall provide the Committee with appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, for payment of: (i) compensation to the independent auditors and to any advisors employed by the Committee; and (ii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

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APPENDIX B

Charter of the Nominating Committee
of the Board of Directors of
Southern Missouri Bancorp, Inc.

I. Statement of Policy

         The Nominating Committee (the "Committee") shall be appointed by the Board of Directors (the "Board") of Southern Missouri Bancorp, Inc. (the "Corporation") for the purpose of (i) identifying individuals qualified to serve as Board members, consistent with criteria approved by the Board; and (ii) recommending to the Board the director nominees for election or appointment to the Board of Directors.

II. Committee Composition and Meetings

         The Committee shall be comprised of four or more directors (including a chairperson) as appointed annually by the Board, each of whom shall be an independent director as defined by the Nasdaq Stock Market (the "Nasdaq") listing standards and each of whom shall be free from any relationship that would interfere with the exercise of his or her independent judgment. The Board shall have the power at any time to change the membership of the Committee and to fill vacancies, subject to the qualification requirements of this Charter. The Committee shall meet at least two times annually or more frequently as circumstances require.

III.   Committee Duties, Responsibilities and Process

         The Committee will cause to be kept adequate minutes of all its proceedings, and will report its actions at the next meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Corporation, or (c) the laws of the state of Missouri.

         The Committee may request that any directors, officers or employees of the Corporation, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests.

         The Committee shall have the following responsibilities:

1.	Recommend to the Board the appropriate size of the Board and assist in identifying, interviewing and recruiting candidates for the Board.
2.	Recommend candidates (including incumbents) for election and appointment to the Board of Directors, subject to the provisions set forth in the Corporation's Articles of Incorporation and Bylaws relating to the nomination or appointment of directors, based on the following criteria: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable obligations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy) and a commitment to the Corporation's communities and shared values, as well as overall experience in the context of the needs of the Board as a whole.

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3.	Review nominations submitted by stockholders, which have been addressed to the corporate secretary, and which comply with the requirements of the Articles of Incorporation and the Bylaws. Nominations from stockholders will be considered and evaluated using the same criteria as all other nominations.

4.	Annually recommend to the Board committee assignments and committee chairs on all committees of the Board, and recommend committee members to fill vacancies on committees as necessary.
5.	Perform any other duties or responsibilities expressly delegated to the Committee by the Board.

IV.    Investigations and Studies; Outside Advisers

         The Committee may conduct or authorize studies of or investigations into matters within the Committee's scope of responsibilities, and may retain, at the Corporation's expense, such counsel or other advisers as it deems necessary (which may, if the Committee deems it appropriate, be the Corporation's regular counsel or advisers). The Committee shall have the authority to retain or terminate one or more search firms to assist the Committee in carrying out its responsibilities, including authority to approve the firm's fees and retention terms, which fees shall be borne by the Corporation.

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